UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 29, 2007

BLUE RIVER BANCSHARES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Indiana (State or other jurisdiction of incorporation)	0-24501 (Commission File Number)	35-2016637 (IRS Employer Identification No.)
29 East Washington Street
Shelbyville, Indiana 46176
(Address of Principal Executive Offices, including Zip Code)
(317) 398-9721
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events.
On January 23, 2007, the Board of Directors of Blue River Bancshares, Inc. declared a quarterly dividend of $.02 per common share. The dividend will be payable on March 1, 2007, to shareholders of record at the close of business on February 15, 2007. Blue River Bancshares also announced that its wholly-owned banking subsidiary, Shelby County Bank, plans to open a loan production office in Fishers, Indiana on February 6, 2007.
A copy of the press release announcing the dividend and the loan production office is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.
(a) – (c)	Not applicable.

(d)	Exhibits.

99.1	Press Release by Blue River Bancshares, Inc., dated January 29, 2007

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
          Date: January 29, 2007

BLUE RIVER BANCSHARES, INC. (Registrant)
By:	/s/ Russell Breeden, III
Russell Breeden, III
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release by Blue River Bancshares, Inc., dated January 29, 2007

5